FINANCIAL EXPENSES (INCOME), NET	12 Months Ended
Dec. 31, 2025
Interest Expense [Abstract]
FINANCIAL EXPENSES (INCOME), NET
NOTE 15:-	FINANCIAL EXPENSES (INCOME), NET

	Year ended December 31,
	2025	2024	2023

Interest on long-term bank loans	-	-	84
Interest on bank deposits	(573)	(730)	(169)
Bank charges	54	38	38
Foreign exchange loss (gain), net	1,793	(13)	(375)

	1,274	(705)	(422)